UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Apco Oil and Gas International Inc.
(Name of Registrant as Specified in its Charter)

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APCO OIL AND GAS INTERNATIONAL INC.

In Care of Maples Corporate Services Limited, Post Office Box 309, Ugland House,

Grand Cayman, KY1-1104, Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held May 7, 2013

TO THE HOLDERS OF CLASS A AND ORDINARY SHARES:

NOTICE IS HEREBY GIVEN that the annual general meeting of shareholders of Apco Oil and Gas International Inc. (the “Company”) will be held on Tuesday, May 7, 2013, at 8:30 a.m. Central Daylight Time, 26th Floor Board Room, at One Williams Center, Tulsa, Oklahoma 74172, for the following purposes:

(1) to elect the director named in the Proxy Statement;

(2) to approve the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2013;

(3) to conduct an advisory vote on executive compensation; and

(4) to consider and act upon such other matters as may properly come before the annual general meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 5, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the annual general meeting or any adjournment thereof.

By order of the Board of Directors,

Stephen E. Brilz,
Corporate Secretary

April 12, 2013

IMPORTANT — YOUR PROXY IS ENCLOSED

Even if you intend to be present at the annual general meeting, please sign, date, and return the accompanying proxy promptly to the address indicated on such proxy so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose requiring no additional postage if mailed within the United States.

LEGAL NOTICE: each holder of Class A or ordinary shares is entitled to attend and vote at the annual general meeting hereby called and to appoint any proxies (that need not also be shareholders) to attend and vote in such holder’s stead.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 7, 2013:

The annual report, notice of annual general meeting of shareholders, and proxy statement are available at

http://www.proxydocs.com/apco.

i

APCO OIL AND GAS INTERNATIONAL INC.

In Care of Maples Corporate Services Limited, Post Office Box 309, Ugland House,

Grand Cayman, KY1-1104, Cayman Islands

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 7, 2013, AT 8:30 A.M., CENTRAL DAYLIGHT TIME

26TH FLOOR BOARD ROOM, ONE WILLIAMS CENTER, TULSA, OKLAHOMA 74172

This proxy statement is furnished by Apco Oil and Gas International Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at our 2013 annual general meeting of shareholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders, and at any and all adjournments of such meeting. We expect to mail this proxy statement and accompanying proxy card to shareholders beginning on April 12, 2013. If you need assistance with directions to attend the meeting and vote in person, call us at (303) 260-4567 or write us at Apco Oil and Gas International Inc., 3800 One Williams Center, Tulsa, Oklahoma 74172, Attn: Corporate Secretary.

As permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. This proxy statement, annual meeting notice, and our 2012 annual report are available at http://www.proxydocs.com/apco, which does not have “cookies” that identify visitors to the site.

All references in this proxy statement to “Apco,” the “Company,” “we,” “us,” and “our” refer to Apco Oil and Gas International Inc. and its consolidated subsidiaries.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 7, 2013: The annual report, notice of annual general meeting of shareholders, and proxy statement are available at http://www.proxydocs.com/apco.

SOLICITATION AND REVOCATION OF PROXIES AND VOTING

Only holders of our Class A and ordinary shares of record at the close of business on April 5, 2013, will be entitled to receive notice of and to vote at the annual general meeting. We had 9,139,648 ordinary shares outstanding on the record date and each ordinary share is entitled to one vote. We had 20,301,592 Class A shares outstanding on the record date and each Class A share is entitled to one vote. Class A shares have 85% of the voting power as a class with respect to the election and removal of directors. On all other matters, the voting rights of our Class A shares is pari passu with our ordinary shares.

If your shares are registered in your name with our transfer agent, Computershare Shareowner Services, LLC (“Computershare”), you are a shareholder of record, and the Company’s proxy materials, including a proxy card, were sent to you directly by Computershare. You will receive one proxy card for all the shares you hold of record in certificate form and book-entry form.

If you hold shares with a broker or in an account at a bank, then you are a beneficial owner of shares held in “street name.” The Company’s proxy materials were forwarded to you by your broker or bank, which is considered the shareholder of record for purposes of voting at the annual meeting. Your broker or bank should also have provided you with instructions for directing the broker or bank how to vote your shares. If you hold your shares in street name, you will receive voting instructions for each account you have with a broker or bank.

As a shareholder of record, you may vote your shares by marking, signing, and returning the enclosed proxy card in the postage-paid envelope, or by voting in person at the meeting. If you are a beneficial owner, you have the right to direct your broker or bank how to vote your shares by following the instructions sent to you by your broker or bank. As a beneficial owner, if you wish to change the directions you have provided your broker or bank, you should follow the instructions sent to you by your broker or bank. As a beneficial owner, you are also invited to attend the annual general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker or bank giving you the right to vote the shares.

If you hold shares in street name and you do not tell your broker or bank how you want your shares voted, your broker or bank only has discretion to vote on certain “routine” matters without your voting instructions. The selection of Ernst & Young LLP as our independent registered public accounting firm is considered a routine matter. However, the re-election of a director and the advisory vote on executive compensation are not considered routine matters. Accordingly, your broker or bank will not be permitted to vote your shares on such matters unless you provide proper voting instructions.

If you are a shareholder of record and sign and return your proxy card, but do not specify how you want to vote your shares, your shares will be voted as recommended by our Board.

If you are a shareholder of record, you can change your vote within the regular voting deadlines by executing and returning a later-dated proxy or attending the annual meeting and voting in person. If you are a shareholder of record, you can revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at 3800 One Williams Center, Tulsa, Oklahoma 74172. Execution and return of the proxy will not in any way affect a registered shareholder’s right to attend the annual general meeting and to vote in person or to appoint any other person as his or its proxy.

With respect to each matter to be voted upon, you may vote for the matter, vote against the matter, or abstain from voting on the matter.

The presence, in person or by proxy, of a majority of the aggregate outstanding Class A and ordinary shares entitled to vote at the annual general meeting will constitute a quorum for the transaction of business. Abstentions are counted as “present” for determining a quorum. Each uninstructed broker or bank vote, also called “broker non-vote,” will also be counted as “present” for determining a quorum so long as there is at least one matter for such share that the broker may vote on without specific instructions from the beneficial owner.

A quorum being present, all proposals to be voted on, other than the election of directors, at the annual general meeting will be decided on a poll by a vote of the holders owning a majority of the aggregate Class A and ordinary shares present in person or represented by proxy at the annual general meeting, unless the proposal relates to matters on which more than a majority vote is required under our Memorandum of Association, our Articles of Association, or the laws of the Cayman Islands, our jurisdiction of organization. Accordingly, the proposals to approve the selection of the independent registered accounting firm and the advisory vote on executive compensation may be approved by the affirmative vote of a majority of the aggregate votes cast by holders of outstanding Class A and ordinary shares present in person or represented by proxy at the annual general meeting. Our Class A shares have 85% of the voting power as a class with respect to the election and removal of directors. Our Articles provide that election of directors may be determined by a majority. Because the Class A shares have 85% of the voting power as a class with respect to the election of director, a quorum being present, the election of Mr. Guderian may be approved by the affirmative vote of a majority of the votes cast by holders of outstanding Class A shares present in person or represented by proxy at the annual general meeting. Abstentions and broker non-votes will not be included in the calculation of determining the outcome of the particular non-voted matter. All votes are confidential unless disclosure is legally necessary.

WPX Energy, Inc. (“WPX”), a natural gas and oil exploration and production company which beneficially owns 100% of our Class A shares and approximately 69% of our aggregate Class A and ordinary shares, has indicated to us that it intends to vote all of its shares in favor of the proposal to re-elect Mr. Guderian, the proposal to approve the selection of the independent registered accounting firm, and the advisory vote on executive compensation. Please be advised that if WPX votes as it has indicated, its vote is sufficient to satisfy the quorum and voting requirements under our Memorandum of Association, our Articles of Association, and the laws of the Cayman Islands, each as currently in effect, that are necessary to adopt the proposals set forth in this proxy statement. WPX became our majority shareholder on December 31, 2011, when The Williams Companies, Inc. (“Williams”), our former majority shareholder, transferred all of its exploration and production assets (including its approximate 69% equity ownership in us) into the separate entity of WPX and distributed all of the common stock of WPX to the stockholders of Williams.

We will announce the voting results at the meeting. We will also disclose the voting results in a current report on Form 8-K within four business days after the annual general meeting.

We are not aware of any matter to be presented at the annual general meeting that is not included in this proxy statement. However, your proxy authorizes the persons named on the proxy card to take action on additional matters that may properly arise. These individuals will exercise their best judgment to vote on any other matter, including a question of adjourning the annual meeting.

The expenses of this proxy solicitation, including the cost of preparing and mailing the proxy statement and accompanying proxy card, will be paid by us. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxy materials to beneficial owners of our Class A and ordinary shares. We expect to solicit proxies primarily by mail, but our directors, officers, employees, and agents may also solicit proxies in person or by telephone or by other electronic means. In addition, we have retained Morrow & Co., LLC to assist in the solicitation of proxies for which we expect to pay an estimated $2,000 in fees, plus expenses and disbursements.

The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements and annual reports to an address shared by two or more shareholders by delivering a single set of such documents to those shareholders. This method of delivery is referred to as “householding.” We do not household our proxy statement and annual report with respect to our shareholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single set of our proxy statement and annual report if you share an address with another shareholder.

If you would like to receive more than one copy of this proxy statement and our 2012 annual report, you may request (and we will promptly send you) additional copies by calling us at (303) 260-4567 or writing us at Apco Oil and Gas International Inc., 3800 One Williams Center, Tulsa, Oklahoma 74172, Attn: Corporate Secretary. If you own shares through a broker or bank, questions or requests concerning householding procedures may be directed to your broker or bank. Beneficial owners sharing an address who are receiving multiple copies of our proxy statement and annual report and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

PROPOSAL ONE

ELECTION OF DIRECTOR

Our Articles of Association provide for a board of not less than three and not more than nine persons. Our Articles of Association also provide that at each annual general meeting of shareholders one-third of the directors, or if their number is not three or a multiple of three, then the number nearest one-third, shall retire from office. The directors to retire in a given year are those who have been longest in office since their last election. Retiring directors are eligible to be re-elected as directors. Among persons who became directors on the same day, those to retire are determined by lot unless they otherwise agree among themselves as to who will retire. Directors appointed by the Board to fill a vacancy or as an addition to the existing directors hold office until the next following annual meeting of shareholders and are not taken into account in determining the directors who are to retire by rotation as described above. Mr. John H. Williams was last elected as director at the annual general meeting of shareholders held in 2009. Messrs. Bryan K. Guderian and Rodney J. Sailor were last elected as directors at the annual general meeting of shareholders held in 2010. Messrs. Keith E. Bailey and Piero Ruffinengo were last elected as directors at the annual general meeting of shareholders in 2011. Messrs. Ralph A. Hill and Robert J. LaFortune were last elected directors in 2012. There are currently seven directors serving on our Board of Directors, meaning two directors must retire this year. Thus, the term of Mr. Williams, the member with the longest service on the Board since his last election, must expire at our 2013 annual meeting. Additionally, the term of one of Messrs. Guderian or Sailor, the members with the second-longest service on the Board since their last election, must expire at the 2013 annual meeting. Mr. Guderian has agreed that his term will expire at the 2013 annual meeting.

Mr. Guderian has been nominated to be re-elected as director at the 2013 annual general meeting. Messrs. Sailor, Bailey, Ruffinengo, Hill, and LaFortune will continue to serve as directors in accordance with their prior election. Mr. Williams has decided to step down from the Board upon the expiration of his term at the 2013 annual general meeting, reducing the size of the Board from seven to six directors.

The persons named as proxies in the accompanying proxy, who have been designated by the Board, intend to vote, unless otherwise instructed in such proxy, for the election of Mr. Guderian. Should Mr. Guderian become unable for any reason to stand for re-election as a director, the Board intends that the persons named in the proxy will vote for the election of such other person as the Board may propose to replace such nominees. We know of no reason why Mr. Guderian will be unavailable or unable to serve.

Director and Nominee Experience and Qualifications

The charter of the Nominating Committee of the Board provides that the Nominating Committee consider the following qualifications in assessing director candidates:

•	An understanding of business and financial affairs and the complexities of a business organization.

•	A genuine interest in representing the shareholders and the interest of the Company overall.

•	A willingness and ability to spend the necessary time required to function effectively as a director.

•	An open-minded approach to matters and the resolve to independently analyze matters presented for consideration.

•	A reputation for honesty and integrity beyond question.

•

Any other qualifications the Board or the Nominating Committee deem relevant, including, but not limited to, requirements under law, regulations, or our Memorandum of Association and Articles of Association.

In addition, the charter provides that the Nominating Committee consider candidates in the context of the needs of the Board at the time and our status as a controlled company. The Nominating Committee will also consider a variety of occupational and personal backgrounds and relevant skill sets on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. Among other things, the Board believes that it is important to have individuals with skills and experiences on the Board in the following specific areas, which are important qualifications in the context of our business and structure:

•	Industry Experience in the oil and gas exploration and production business.

•	Financial Experience with which to evaluate our financial statements and capital investments.

•	Corporate Governance Experience to support our goals of accountability for management and the Board and protection of shareholders’ interests.

•	Legal Experience, which is valuable to the Board’s oversight of our legal and regulatory compliance.

•	Operating Experience, which is relevant to the understanding of our operating plan and strategy.

•	International Business Experience because all of our operations are in South America.

The Nominating Committee annually evaluates the composition of the Board in the context of these qualification guidelines to implement and assess the effectiveness of their application. For more information about the Nominating Committee, please read “Corporate Governance — Board Committees” and “Corporate Governance — Information about Committees — Nominating Committee.”

We have included below certain information about the nominee for election as director as well as the directors who will continue in office after the annual general meeting.

Bryan K. Guderian, age 53

Director since 2002. Mr. Guderian has served as Senior Vice President of Operations of WPX since August 2011. He served as Vice President of the exploration and production unit of Williams from 1998 until December 31, 2011. He was a member of Williams’ management team that grew the company into a top independent natural gas producer in the U.S. Mr. Guderian has served as a director of Petrolera Entre Lomas S.A. (“Petrolera”) since 2003 and a director and member of the Audit Committee of NGL Energy Supply, LP since 2012. He is a member of numerous professional organizations, including the Independent Petroleum Association of America, the Natural Gas Supply Association, the American Association of Professional Landmen, and the Oklahoma Independent Petroleum Association.

Mr. Guderian’s qualifications include industry, financial, corporate governance, operating, and international business experience.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION OF MR. GUDERIAN.

Members of the Board Continuing in Office

Rodney J. Sailor, age 54

Director since 2006 and Chief Financial Officer since 2012. Mr. Sailor was appointed as the Company’s Chief Financial Officer in December 2012. He has served as Chief Financial Officer of WPX since December 31, 2011, and Treasurer of WPX since April 2011. He served as Deputy Chief Financial Officer of WPX from April 2011 until December 2011. Previously, Mr. Sailor served as Vice President and Treasurer of Williams from 2005 until December 31, 2011, where he was responsible for overseeing Williams’ treasury and enterprise risk management functions. Prior to 2005, Mr. Sailor served in a number of capacities for Williams and its subsidiaries including international finance, corporate finance, strategic planning and development and accounting. He served as a director of Williams Partners GP LLC, the general partner of Williams Partners L.P. (“WPZ”) (a publicly-traded master limited partnership formed by Williams that is focused on natural gas transportation; gathering, treating, and processing; storage; natural gas liquid fractionation; and oil transportation), from October 2007 until February 2010. Mr. Sailor served as a director of Williams Pipeline GP LLC, the general partner of Williams Pipeline Partners L.P. (“WMZ”) (a limited partnership formed by Williams that owned and operated natural gas transportation and storage assets), from January 2008 until WMZ merged with WPZ in August 2010.

Mr. Sailor’s qualifications include financial, industry, and international business experience.

Keith E. Bailey, age 71

Director since 2002. Mr. Bailey has served as a director and Chairman of the Board of Cloud Peak Energy Inc. (a U.S. coal producer) since September 2009. Since 2005, he has served as a director of the general partner of MarkWest Energy Partners, L.P. (“MarkWest”) (a U.S. midstream energy company) and serves on its Nominating and Corporate Governance Committee and is the Chairman of its Compensation Committee. Mr. Bailey formerly served on MarkWest’s Finance Committee and as the Chairman of its Audit Committee. He has served as a director of AEGIS Insurance Services Inc. (a mutual insurance company) since 2001 and serves on its Investment Committee. Since 2007, Mr. Bailey has served as a director of Integrys Energy Group, Inc. (“Integrys”) (which provides services and products in the regulated and unregulated U.S. energy markets) since 2007 and serves on its Audit Committee and as the Chairman of its Finance Committee. He served as a director, Chairman of the Oil and Gas Committee, and as a member of the Audit Committee of People’s Energy Corporation from 2005 to 2007, when People’s Energy Corporation merged with Integrys. Mr. Bailey served as Chairman of the Board and Chief Executive Officer of Williams from 1994 to 2002, as President from 1992 to 2001, and as Executive Vice President and Chief Financial Officer from 1986 to 1992. He previously served as a director of the Company from 1987 to 1998 and as our Chairman of the Board from 1992 to 1996. Mr. Bailey served as a director of Petrolera from 1988 to 1999.

Mr. Bailey’s qualifications include industry, financial, corporate governance, and operating experience.

Piero Ruffinengo, age 68

Director since 2002. Mr. Ruffinengo has been engaged in the private practice of law in Salt Lake City, Utah since 1984. He served the Company as a consultant from 1984 through 1999. Mr. Ruffinengo served in a variety of positions for Northwest Energy Company (“Northwest Energy”) and its subsidiary, Northwest Pipeline Corporation (“Northwest Pipeline”), from 1975 to 1983, when Northwest Energy was acquired by Williams. Those positions included General Counsel of Northwest Pipeline and the Company, Vice President

of Mergers and Acquisitions, and Vice President of International Operations. Over his career, Mr. Ruffinengo has practiced law in the areas of corporate governance and compliance, commercial transactions, oil and gas law, intellectual property, finance, and domestic and international litigation. He served as a director of Petrolera at various times in the past and most recently from 2002 to 2003.

Mr. Ruffinengo’s qualifications include industry, financial, corporate governance, legal, and international business experience.

Ralph A. Hill, age 53

Director, Chairman of the Board, and Chief Executive Officer since 2002. Mr. Hill has served as Chief Executive Officer of WPX since April 2011. From 2003 until December 31, 2011, Mr. Hill served as a Senior Vice President of Williams (an integrated natural gas company whose historical operations included exploration and production and is currently focused on midstream gathering and processing, and interstate natural gas transportation primarily in the Rocky Mountains, Gulf Coast, Pacific Northwest, Eastern Seaboard, and Marcellus Shale in Pennsylvania), and acted as the President of Williams’ then-existing exploration and production unit from 2003 until December 31, 2011. He joined Williams in 1981 and has held various positions in Williams’ exploration and production, gas marketing, and petroleum-services businesses. He has served as a director of Petrolera since 2003.

Mr. Hill’s qualifications include industry, financial, operating, and international business experience.

Robert J. LaFortune, age 86

Director since 1998. Mr. LaFortune is self-employed and manages, evaluates, and analyzes personal investments. He is also a director of the Bank of Oklahoma Financial Corporation (a regional financial services company based in Tulsa, Oklahoma) and serves on its Credit Committee and formerly served on its Audit Committee. Mr. LaFortune served as a director of Williams from 1978 to 1999, including six years as Chairman of its Audit Committee. He was the Mayor of the City of Tulsa from 1970-1978 and the Commissioner of Streets and Public Property for the city from 1964 to 1970. Mr. LaFortune was a co-owner of an independent U.S. oil and gas exploration and production company from 1956 to 1963. He is also a member of the National Executive Board of the Boy Scouts of America, a member of the Executive Committee of the Philbrook museum, a member of the Board of Trustees of the Tulsa Performing Arts Center, and Vice-Chairman of the Board and Chairman of the Audit Committee of St. John Health System.

Mr. LaFortune’s qualifications include industry, financial, and corporate governance experience.

Identification and Business Experience of the Company’s Executive Officers

Our executive officers are elected by the Board and hold office until relieved of such office by action of the Board. Information about Mr. Hill, our Chairman of the Board and Chief Executive Officer, and Mr. Sailor, a member of our Board of Directors and our Chief Financial Officer, appears above. A description of our other executive officers is set forth below.

Thomas Bueno, age 61

President since 2002. Mr. Bueno served as the Chief Operating Officer of the Company from 2002 until January 1, 2013. He served as a director of the Company from 1998 until becoming President in 2002, and he served as General Manager from 1999 to 2003. Since January 1, 2012, he has acted as Vice President of WPX’s international unit. Previously, he was employed by Williams from 1984 until December 31, 2011. He has held various positions with us since 1985. He has served as a director of Petrolera since 1991.

Michael Kyle, age 54

Chief Operating Officer since 2013. Mr. Kyle was appointed as Apco’s Chief Operating Officer effective Jan. 1, 2013. Prior to that he served as the Company’s Vice President of Business Development from December 2007 until 2012, with a focus on South America. Before joining Apco, Mr. Kyle served as president and general manager of Occidental Petroleum Corporation’s Argentina business unit located in Buenos Aires, Argentina. He also held several international management positions with Vintage Petroleum, Inc. in Tulsa from 1996 to 2005.

Benjamin A. Holman, age 38

Chief Accounting Officer and Controller since 2012. Mr. Holman was appointed to act as the Company’s Chief Accounting Officer and Controller in December 2012. Prior to that he served as the director of international accounting of WPX Energy, Inc. since October 2012. From May 2012 until October 2012, he served as the controller of Primary Natural Resources. From 2006 until 2011, Mr. Holman served as international project manager for Williams and then in that same role for WPX until May 2012 after WPX’s spin-off from Williams. Prior to WPX and Williams, he worked at Vintage Petroleum Inc., in Tulsa from 1998 until 2006.

CORPORATE GOVERNANCE

Board Meetings

The Board held four meetings during 2012. No incumbent director attended fewer than 75% of the Board and committee meetings during 2012.

Director Attendance at Annual Meeting of Shareholders

It is our Board’s policy that members of the Board are expected to attend the annual general meeting, regular meetings of the Board, and regular meetings of the committees on which a director serves, in person, or telephonically, when they are unable to attend in person. Each of the seven then-current Board members attended the 2012 annual general meeting.

Board Leadership Structure

The Board believes that the Company and its shareholders are best served at this time by a leadership structure in which a single leader serves as Chairman of the Board and Chief Executive Officer and the Board appoints an independent director to preside over executive sessions of independent directors.

Combining the roles of Chairman and Chief Executive Officer makes clear that the person serving in these roles has primary responsibility for managing our business, subject to the oversight and review of the Board. Under this structure, the Chairman and Chief Executive Officer chairs Board meetings, which is where the Board discusses strategic and business issues. The Board believes that this approach is preferable because the Chief Executive Officer is the individual with primary responsibility for implementing the Company’s strategy, directing the work of other officers, and leading implementation of the Company’s strategic plans as approved by the Board. This structure creates a single leader who is directly accountable to the Board and, through the Board, to shareholders, and enables the Chief Executive Officer to act as the key link between the Board and other members of management, such as the President and Chief Operating Officer who oversee our day-to-day operations. Because the Chief Executive Officer works closely with our management team, he is in the best position to determine the timing for Board meetings and establish agendas for a Board meeting. However, any director can, and many from time to time do, propose agenda items for a Board meeting. In addition, Mr. Hill personally brings extensive leadership and industry experience to the combined role of Chairman and Chief Executive Officer. Mr. Hill has worked in the energy industry since 1981, including 18 of those years devoted primarily to the exploration and production business.

The Board has not formally designated a “lead” independent director. However, the Board appointed Mr. John H. Williams, the Chairman of the Nominating Committee, to preside over executive sessions of independent directors and intends to appoint an alternative independent director to preside over executive session upon the retirement of Mr. Williams. The Board believes that having a single leader serving as Chairman and Chief Executive Officer, together with an experienced independent director appointed to preside over executive sessions of independent directors, is the most appropriate leadership structure for the Board at this time. The Board maintains the flexibility to modify this leadership structure should it determine in the future that the two roles should be separated based upon the Board’s assessment of the Company’s needs and leadership from time to time.

Board Oversight of Our Risk Assurance Process

We employ an annual risk assurance process that is designed to provide positive assurance to management and the Board that risks are effectively managed to enable achievement of strategic and operating objectives. Our President supervises the risk process with assistance from WPX’s risk subject-matter experts. We use the Enterprise Risk Management framework to identify the top risks to the Company considering our internal and external environments and objectives and to measure the likelihood of occurrence and potential impact of each risk. The Board annually considers each of the top risks, including the description, likelihood, and potential impact of each risk, management’s assessment of the effectiveness of mitigation efforts, and actions being taken for risks that exceed target levels after consideration of existing mitigating factors. The Board’s role in risk oversight does not have an effect on the Board’s leadership structure.

Compensation of Directors

Directors who are employees of WPX or an affiliate of WPX receive no compensation for service on our Board. Directors who are not employees of WPX or an affiliate of us or WPX (“Non-Management Directors”) receive a quarterly fee of $12,500 in cash for Board service. In addition, the Chairman of the Audit Committee receives a quarterly fee of $2,500 in cash and the Chairman of the Nominating Committee receives a quarterly fee of $1,250 in cash. Each Non-Management Director receives a fee of $1,000 for each Board and committee meeting attended by such director, provided that such fee is limited to $1,000 per day regardless of the number of meetings attended on a given day. Fees are paid quarterly in arrears. Directors are also reimbursed for reasonable out-of-pocket expenses (including costs of travel, food, and lodging) incurred in attending meetings of the Board, committee, and shareholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities, including participation in director education programs.

The Board has determined that it is appropriate for compensation decisions affecting Non-Management Directors to be made by all of the members of the Board.

For their service, Non-Management Directors received the following compensation in 2012:

Name	Fees Earned or Paid in Cash(1)	Share Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and NonQualified Deferred Compensation Earnings	All Other Compensation	Total
Keith E. Bailey	$57,000	—	—	—	—	—	$57,000
Robert J. LaFortune	$67,000	—	—	—	—	—	$67,000
Piero Ruffinengo	$58,000	—	—	—	—	—	$58,000
John H. Williams	$63,000	—	—	—	—	—	$63,000

(1)	This column includes quarterly and meeting attendance fees earned for each person in 2012

Board Committees

The Board has established a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and a standing Nominating Committee. The following indicates what the committee membership will be as of May 7, 2013, following Mr. Williams’s retirement from the Board.

	Audit Committee	Nominating Committee
Keith E. Bailey	X	—
Robert J. LaFortune	—	X
Piero Ruffinengo	X	X

— = Chairperson

X = Committee Member

Controlled Company

We are a “controlled company” as defined by the rules of The Nasdaq Stock Market (the “Nasdaq”) because WPX owns approximately 69% of our aggregate Class A and ordinary shares. Therefore, we are not subject to the requirements of the Nasdaq that would otherwise require us to have (1) a majority of independent directors on the Board, (2) the compensation of executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors, and (3) a majority of independent directors or a nominating committee composed solely of independent directors elect or recommend director nominees for selection to the Board. Notwithstanding the foregoing, the Board has established a Nominating Committee. The Board does not have a compensation committee or any other committees performing similar functions. Compensation decisions for our executive officers are made by WPX. Please read “Executive Compensation and Other Information — Compensation Discussion and Analysis” and “Executive Compensation and Other Information — Executive Compensation” below for more information. As previously mentioned, the Board has determined that it is more appropriate for compensation decisions affecting our directors who are not employees of WPX or an affiliate of WPX to be made by all of the members of the Board.

Information about Committees

Audit Committee

The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the rules of Nasdaq and that Mr. Bailey qualifies as an “audit committee financial expert” as defined by the rules of the SEC and is financially sophisticated as defined by the rules of Nasdaq. Biographical information for Mr. Bailey is set forth above under the caption “Election of Directors — Members of the Board Continuing in Office.” The Audit Committee is governed by a written charter approved by the Board. Please read “Certain Relationships and Related-Person Transactions — Review, Approval, or Ratification of Transactions with Related Persons,” “Report of the Audit Committee,” and “Proposal Two: Selection of Independent Registered Public Accounting Firm — Principal Accountant Fees and Services” for more information about the Audit Committee. The Audit Committee held eight meetings in 2012.

Nominating Committee

The Nominating Committee is governed by a written charter approved by the Board. The Nominating Committee may identify candidates for director based on input from a number of sources, including members of the Committee, other directors, shareholders, management, and third-party search firms. The qualifications of candidates for director are evaluated according to the criteria in the committee’s charter. While the Nominating Committee has the ability to consider candidates recommended by shareholders, it does not have a formal policy with respect to the submission or consideration of candidates recommended by such persons in light of our status as a controlled company under the rules of the Nasdaq. Although the Board and the rules of the Nasdaq do not require that members of our Nominating Committee be independent, the Board has determined that its current members are independent as defined by the rules of the Nasdaq. Please read “Corporate Governance — Director Independence.” The Nominating Committee held one meeting in 2012. Please read “Proposal One: Election of Director — Director and Nominee Experience and Qualifications” for more information about the Nominating Committee.

Director Independence

The Board annually reviews the independence of directors and makes a determination that each director expected to be independent qualifies as an “independent director” as defined by the rules of the Nasdaq, including a determination that the director does not have a relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities as director. The Board has determined that each of Messrs. Bailey, LaFortune, and Ruffinengo is an “independent director” under the current rules of Nasdaq. The Board also considered that (i) Mr. Bailey serves as a director of AEGIS Insurance Services Inc., which participates in the insurance coverage programs of WPX and certain of its affiliates, including the Company; and (ii) Mr. LaFortune serves as a director of Bank of Oklahoma Financial Corporation, which provides banking services to the Company. The Board noted that because Messrs. Bailey and LaFortune do not serve as executive officers and are not significant stockholders of these companies, these relationships would not interfere with the exercise of independent judgment in carrying out responsibilities as a director. In addition, the Board has determined that each of the members of the Audit Committee meets the heightened independence requirements of the Nasdaq for audit committee members. Although the Board does not require that members of the Nominating Committee be independent, the Board has determined that its current members are independent as defined by the rules of the Nasdaq. Messrs. Guderian, Hill, and Sailor, as employees of WPX, are not independent directors under these standards.

Communications with Directors

Shareholders wishing to communicate with the Board, individually or as a group, may do so by sending written communications addressed to them at Apco Oil and Gas International Inc., One Williams Center, Suite 3800, Tulsa, Oklahoma 74172, Attn: Corporate Secretary. The Board has instructed our Corporate Secretary to collect and distribute such communications as appropriate. Communications relating to accounting, internal accounting controls, or auditing matters will be referred to the ethics and compliance officer and handled in accordance with the procedures for the receipt, retention, and treatment of such complaints or concerns established by the Audit Committee. Such complaints and concerns may also be submitted in writing to our ethics and compliance officer, Apco Oil and Gas International Inc., One Williams Center, Attention: Business Ethics Resource Center, MD 38, Tulsa, Oklahoma 74172 or by calling (539) 573-7459. The Board has directed that communications that relate to ordinary business matters that are not within the scope of the

Board’s duties are to be forwarded to the appropriate executive and that solicitations, junk mail, and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

How to Obtain Copies of our Governance-Related Materials

Copies of our Code of Ethics, and the charters for the Audit Committee and the Nominating Committee are available on our Internet website at http://www.apcooilandgas.com under the investor relations tab. Copies of these documents are also available in print to any shareholder who requests them by sending a written request to our Corporate Secretary at One Williams Center, Suite 3800, Tulsa, Oklahoma 74172.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

We are managed by employees of WPX and all of our executive officers are employees of WPX. Our executive officers are compensated directly by WPX rather than by us. All decisions as to the compensation of our executive officers are made by WPX. Therefore, we do not have any policies or programs relating to compensation of our executive officers and we do not make any decisions relating to such compensation. A full discussion of the policies and programs of WPX is set forth in the proxy statement for WPX’s 2013 annual meeting of shareholders, which is available on the SEC’s website at http://www.sec.gov and on WPX’s website at http://www.wpxenergy.com under the heading “Investors — SEC Filings.” WPX charges us, pursuant to an administrative services agreement, an annual flat fee for the services of certain of WPX’s employees that serve as our Chief Executive Officer and Chief Financial Officer. WPX also charges us, pursuant to the terms of the same agreement, a fee for the services of Messrs. Bueno, Kyle, and Holman based on both their actual total compensation and an estimated percentage of their time that is dedicated to performing services for us. Please read “Certain Relationships and Related-Person Transactions — Transactions with Related Persons — Administrative Services Agreement” and “— Review, Approval, or Ratification of Transactions with Related Persons” for more information regarding this arrangement.

Executive Compensation

We incurred allocated charges for the salary and cash incentive bonus of each of the executives named below in the amounts listed below. Each year we also incur a charge for the benefits of such executives, including without limitation, 401(k) and welfare benefits, which charge is equal to approximately 33% of the allocated charge incurred by us for such executive’s salary in that year.

EXECUTIVE	YEAR		SALARY ($)	CASH INCENTIVE BONUS ($)	BENEFITS ($)
Thomas Bueno	2012		204,286	52,000	68,095
	2011		190,109	79,781	63,370
	2010		180,059	128,989	60,020
Michael Kyle	2012		192,034	48,531	64,011
	2011		184,237	62,252	61,412
	2010		178,854	85,836	59,618
Benjamin A. Holman	2012	(1)	70,533	27,000	23,511
	2011		86,272	12,498	28,757
	2010		80,729	17,378	26,621

(1)	Mr. Holman served as international project manager for WPX from January 1 until May 18, 2012. In such role a substantial portion of his time was allocated to the Company. From May 21, 2012, until October 12, 2012, he worked for another company, Primary Natural Resources. He returned to WPX on October 15, 2012, as director of international accounting, and was appointed Chief Accounting Officer and Controller of the Company on December 6, 2012.

Further information regarding the compensation of our principal executive officer, Ralph A. Hill, who also serves as the Chief Executive Officer of WPX, and our principal financial officer, Rodney J. Sailor, who also serves as the Chief Financial Officer of WPX, is set forth in the proxy statement for WPX’s 2013 annual meeting of shareholders, which is available on the SEC’s website at http://www.sec.gov and on WPX’s website at http:/www.wpxenergy.com under the heading “Investors — SEC Filings.” Further information regarding the portion allocable to us of Mr. Hill’s and Mr. Sailor’s compensation may be found in this filing under the heading “Certain Relationships and Related-Person Transactions — Transactions with Related Persons — Administrative Services Agreement.”

Compensation Policies and Practices as They Relate to Risk Management

All of our employees are located in Argentina and Colombia. We do not believe that our compensation policies and practices create risks reasonably likely to have a material adverse effect on us. Please read “Corporate Governance — Board Oversight of Our Risk Assurance Process” for information about our risk evaluation process. Our executive officers and certain other persons who provide services to us pursuant to an administrative services agreement are employees of WPX. For more information about this arrangement, please read “Certain Relationships and Related-Person Transactions — Transactions with Related Persons — Administrative Services Agreement.” For an analysis of any risks arising from WPX’s compensation policies and practices, please read the proxy statement for WPX’s 2013 annual meeting of shareholders, which is available on the SEC’s website at http://www.sec.gov and on WPX’s website at http://www.wpxenergy.com under the heading “Investors — SEC Filings.”

Compensation Committee Interlocks and Insider Participation

The Board does not maintain a compensation committee. Our executive officers during 2012 were employees of WPX and compensation decisions with respect to those individuals were determined by WPX. Our Chief Executive Officer, Ralph Hill, serves as a director of our majority shareholder, WPX. Mr. Hill, Mr. Sailor, and Mr. Guderian are executives of WPX and members of our Board of Directors.

Compensation Committee Report

The Board does not have a compensation committee. The Board has reviewed and discussed with management the Compensation Discussion and Analysis set forth above and based on this review and discussion has approved it for inclusion in this proxy statement.

The Board of Directors:

Keith E. Bailey, Bryan K. Guderian, Ralph A. Hill,

Robert J. LaFortune, Piero Ruffinengo,

Rodney J. Sailor, John H. Williams

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of Class A and ordinary shares and the percentage represented by such number by each person who is known to us to own beneficially five percent or more of our Class A and ordinary shares. We obtained certain information in the table from filings made with the SEC.

Name of Beneficial Owner	Number of Class A Shares Beneficially Owned(1)		Percent of Class A	Number of Ordinary Shares Beneficially Owned		Percent of Ordinary Shares
WPX Energy, Inc.	20,301,592	(2)	100%	—		68.96	%(4)
NSB Advisors LLC	—		—	2,604,046	(3)	8.84	%(4)

(1)	Class A shares have 85% of the voting power as a class with respect to the election and removal of our directors. The Class A shares and ordinary shares have identical rights and preferences in all other respects, including with respect to dividend rights. The Class A shares will automatically convert into ordinary shares if neither Williams nor WPX beneficially owns, separately or in the aggregate, directly or indirectly, at least 50% of our aggregate outstanding Class A shares and ordinary shares.

(2)	A Schedule 13D/A filed on January 5, 2012, indicates that WPX owns 20,301,592 Class A shares, and has sole dispositive power of 20,301,592 of Class A shares and shared dispositive power over 0 of these shares. WPX has sole voting power of 20,301,592 of our Class A shares and shared voting power over 0 of these shares. The address of WPX is One Williams Center, Tulsa, Oklahoma 74172.

(3)	A Schedule 13G filed with the SEC on February 13, 2013, indicates that NSB Advisors (“NSB”) is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1904 and has sole dispositive power of 2,604,046 of our ordinary shares and shared dispositive power over 0 of these shares. NSB has no sole or shared voting power over these shares. The address of NSB is 200 Westage Business Center Drive, Suite 228, Fishkill, NY, 12524.

(4)	Percentage of ordinary shares beneficially owned is based on 9,139,648 ordinary shares outstanding as of March 25, 2013 and 20,301,592 ordinary shares issuable upon the conversion of all outstanding Class A shares.

The following table sets forth, as of March 25, 2013, the number of our Class A and ordinary shares beneficially owned by each of our directors, each of our executive officers, and by all directors and executive officers as a group. The persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Class A Shares Beneficially Owned	Percent of Class A	Number of Ordinary Shares Beneficially Owned(1)	Percent of Ordinary Shares(2)
Keith E. Bailey	0	*	804	*
Thomas Bueno	0	*	0	*
Landy L. Fullmer	0	*	0	*
Bryan K. Guderian	0	*	4	*
Benjamin A. Holman	0	*	50	*
Ralph A. Hill	0	*	4	*
Michael Kyle	0	*	0	*
Robert J. LaFortune	0	*	20	*
Piero Ruffinengo	0	*	4	*
Rodney J. Sailor	0	*	4	*
John H. Williams	0	*	40	*
All directors and executive officers as a group (11 persons)	0	*	930	*

*	Less than 1%.
(1)	Includes 800 shares held in trust by Mr. Bailey.
(2)	Percentage of ordinary shares beneficially owned is based on 9,139,648 ordinary shares outstanding as of March 25, 2013, and 20,301,592 ordinary shares issuable upon the conversion of all outstanding Class A shares.

The following table sets forth, as of March 25, 2013, the number of shares of common stock of WPX beneficially owned by each of our directors and executive officers and by all such directors and executive officers as a group. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner	Shares of Common Stock Owned Directly or Indirectly(1)(2)	Shares Underlying Options Exercisable Within 60 Days(3)	Total(1)(2)	Percentage of Class(4)
Keith E. Bailey	1,655	0	1,655	*
Thomas Bueno	54,596	0	54,596	*
Landy L. Fullmer	10,291	16,689	26,980	*
Bryan K. Guderian	168,248	104,466	272,714	*
Benjamin A. Holman	17,985	0	17,985	*
Ralph A. Hill	784,801	491,502	1,276,303	*
Michael Kyle	40,416	24,905	65,321	*
Robert J. LaFortune	19,388	0	19,388	*
Piero Ruffinengo	0	0	0	*
Rodney J. Sailor	213,906	129,689	343,595	*
John H. Williams	336,317	0	336,317	*
All directors and executive officers as a group (11 persons)	1,647,603	767,251	2,414,854	*

* Less than 1%.

(1)	Includes restricted stock units over which directors and executive officers have no voting or investment power held under the terms of the WPX Energy, Inc. 2011 Incentive Plan as follows: Mr. Bueno, 41,301 restricted stock units; Mr. Fullmer 6,922 restricted stock units; Mr. Guderian, 115,794 restricted stock units; Mr. Holman, 15,363 restricted stock units; Mr. Hill, 502,676 restricted stock units; Mr. Kyle, 31,661 restricted stock units; Mr. Sailor, 167,933 restricted stock units. Restricted stock units include both time-based and performance-based awards.

(2)	Includes 1,075 shares held in trust by Mr. Bailey and 580 shares held in trust by his spouse; 13,295 shares held in trust by Mr. Bueno; 19,388 shares held in trust by Mr. LaFortune; and 330,403 shares held in trust by Mr. Williams

(3)	The SEC deems a person to have beneficial ownership of all shares that the person has the right to acquire within 60 days. The shares indicated represent stock options granted under WPX Energy, Inc. 2011 Incentive Plan that are currently exercisable or that will become exercisable within 60 days of March 25, 2013. Shares subject to options cannot be voted.

(4)	Percentage of ordinary share beneficially owned is based on 200,204,041 shares of WPX common stock outstanding on March 25, 2013, plus, as to the holder thereof and no other person, the number of shares (if any) that the person has the right to acquire as of March 25, 2013, or within 60 days of that date. Restricted stock units that do not vest within 60 days of March 25, 2013, are not included in ownership percentage.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and our greater-than-10% shareholders to file reports of their ownership of our Class A and ordinary shares and of changes in such ownership with the SEC and Nasdaq. Regulations also require us to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. Due to administrative error, Messrs. Kyle and Holman each filed his Form 3 disclosing initial beneficial ownership late. Based solely on a review of the copies of such reports furnished to the Company and written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2012, all other such reporting persons filed the reports required under Section 16(a) on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

Transactions with Related Persons

Administrative Services Agreement

WPX owns approximately 69% of our aggregate Class A shares and ordinary shares. We incurred charges of $1.8 million in fiscal year 2012 from WPX and its affiliates for management services, rent, overhead allocation, insurance, treasury, accounting, tax, legal, corporate communications, information technology, human resources, internal audit, and other administrative corporate services (including the costs of compensating employees of WPX who allocate a portion of their time to managing our affairs). We incurred these charges pursuant to an administrative services agreement between us and WPX.

We are managed by employees of WPX and all of our executive officers, including Mr. Hill, our Chairman of the Board and Chief Executive Officer, and Mr. Sailor, our Chief Financial Officer, are employees of WPX who are compensated directly by WPX rather than by us. Pursuant to the administrative services agreement, WPX charges us an executive support charge, which charge is incurred by us primarily for the time spent by Messrs. Hill and Sailor in managing our affairs. In each of 2012, 2011, and 2010, we paid an annual aggregate charge of $150,000 for the services of the persons in these offices. In addition, WPX also charges us, pursuant to the terms of the same agreement, a fee for the services of Messrs. Bueno, Kyle, and Holman based on both their actual total compensation and an estimated percentage of their time that is dedicated to performing services for us. Please read “Executive Compensation and Other Information — Executive Compensation” for further information regarding the amounts paid by us for the services of Messrs. Bueno, Kyle, and Holman.

Northwest Argentina Corporation

We and Northwest Argentina Corporation (“NWA”), a wholly-owned subsidiary of WPX, each own a 1.5% interest in the Acambuco concession located in Argentina. NWA has no employees and its sole asset is its interest in Acambuco. Our branch office in Argentina provides administrative assistance to NWA. Specifically, we pay cash calls and collect revenues pertaining to NWA’s interest. NWA paid us $127,000 for the services that we provided in 2012. For the period from January 1, 2012 through February 28, 2013, we did not incur any indebtedness to NWA. For the same period, $50,384 was the largest aggregate amount that NWA owed to us, representing the accumulated balance of cash calls paid on NWA’s behalf in excess of revenues collected on its behalf.

Review, Approval, or Ratification of Transactions with Related Persons

The written charter of the Audit Committee of our Board provides that the committee will review on an ongoing basis and approve all related-person transactions required to be disclosed pursuant to Item 404(a) of the SEC’s Regulation S-K (“Related-Person Transactions”). The Audit Committee’s charter further provides that (i) the Committee will consider whether a Related-Person Transaction is bona fide in our best interest and (ii) the members of the Committee reviewing and taking action on a Related-Person Transaction observe any relevant and applicable provisions of our Articles of Association and exercise the powers vested in them for the purpose that they were conferred and not for a collateral purpose. The Audit Committee reviewed and approved each of the Related-Person Transactions discussed above, including the administrative services agreement, the annual charges to us pursuant to the administrative services agreement, and the arrangement with NWA.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee meets separately with management, the internal auditors, and the independent auditors. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at http://www.apcooilandgas.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, oversee, evaluate, and terminate when appropriate, the independent auditor. In this context, the Audit Committee:

•

reviewed and discussed the audited financial statements in the Company’s annual report on Form 10-K with management, including a discussion of the quality — not just the acceptability — of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•

reviewed with Ernst & Young LLP, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•

received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young LLP its independence;

•	discussed with Ernst & Young LLP the matters required to be discussed by statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

discussed with the Company’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits, and then met with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•

based on the foregoing reviews and discussions, recommended to the Board (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2012, for filing with the SEC; and

•	appointed, subject to shareholder ratification, the selection of Ernst & Young LLP to serve as the Company’s independent auditors for 2013.

This report has been furnished by the members of the Audit Committee of the Board:

Robert J. LaFortune, Chairman

Keith E. Bailey

Piero Ruffinengo

John H. Williams

PROPOSAL TWO

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed, subject to shareholder ratification, the firm of Ernst & Young LLP (“E&Y”) as our principal independent registered public accounting firm for 2013. A representative of E&Y will attend the annual general meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Principal Accountant Fees and Services

Aggregate fees billed for professional services provided by E&Y, our principal independent registered public accounting firm, for each of the last two fiscal years were as follows:

	2012	2011
Audit Fees	$596,694	$397,797
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	5,088	—

Total	$601,782	$397,797

Audit fees in 2012 and 2011 include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, and services performed in connection with other filings with the SEC. Audit fees in 2012 also include charges associated with the audit of Petrolera. All other fees is comprised of fees related to the provision of a training course on US GAAP to the Company’s Argentine employees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee of our Board is responsible for appointing (subject to shareholder approval), setting compensation for, and overseeing the work of E&Y. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by E&Y.

On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee to request advance approval. The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of E&Y. On a quarterly basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee may also delegate the authority to pre-approve permissible services, excluding services related to our internal control over financial reporting, to any two Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting. In 2012 and 2011, 100% of E&Y fees were pre-approved by the Audit Committee.

The Audit Committee’s pre-approval policy with respect to audit and non-audit services is available on our website at http://www.apcooilandgas.com under the “Investor Relations” tab.

Audit of Apco Austral, S.A.

In November 2009, Apco Austral, S.A. (“Apco Austral”), an Argentina corporation that is a significant subsidiary, engaged Deloitte & Co. S.R.L. (“Deloitte”) as its independent accountant. E&Y remains our principal accountant. E&Y expressed reliance on Deloitte’s report on the financial statements of Apco Austral as of and for the years ended December 31, 2009, December 31, 2010, December 31, 2011, and December 31, 2012. We did not consult with Deloitte during the fiscal year ended December 31, 2008 and any period prior to its engagement regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Apco Austral’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of SEC Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of SEC Regulation S-K). In previous years Apco Austral did not engage a certified accountant to issue a stand-alone report on its financial statements. The Audit Committee of our Board approved the engagement of Deloitte.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO SELECT ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing to our shareholders a non-binding advisory vote on our executive compensation as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal is commonly known as a “say-on-pay” proposal. The Board asks for your “FOR” advisory vote on the following resolution:

RESOLVED, that the shareholders of Apco Oil and Gas International Inc. approve, on an advisory basis, the executive compensation of the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and narrative discussion.

Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board will take into account the outcome of the vote. We currently conduct annual advisory votes on executive compensation. After the advisory vote conducted at our 2013 annual meeting, we expect to conduct the next advisory vote at our 2014 annual general meeting of shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

INCORPORATION BY REFERENCE

The Compensation Committee Report and the Report of the Audit Committee are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference. In addition, the website addresses contained in this proxy statement are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement. A copy of our annual report accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement.

WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION

We file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at http://www.sec.gov.

Our website is http://www.apcooilandgas.com. We make available free of charge through our Internet website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Code of Ethics and Board committee charters are also available on our Internet website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary, Apco Oil and Gas International Inc., 3800 One Williams Center, Tulsa, Oklahoma 74172.

SHAREHOLDER PROPOSALS FOR 2014

Shareholder proposals intended for inclusion in our proxy statement for our 2014 annual general meeting pursuant to Rule 14a-8 under Exchange Act must be directed to the Corporate Secretary, Apco Oil and Gas International Inc., 3800 One Williams Center, Tulsa, Oklahoma, 74172 and must have been received by December 13, 2013. If we change the date of the 2014 annual general meeting by more than 30 days from the anniversary of the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act of 1934, such proposals must be received by the Corporate Secretary at the above address by February 26, 2014. If we change the date of the 2014 annual general meeting by more than 30 days from the anniversary of the date of this year’s meeting, then the proposal must be received a reasonable time before we send our proxy materials.

By Order of the Board of Directors

Stephen E. Brilz
Secretary

April 12, 2013

Apco Oil and Gas International Inc.

IMPORTANT ANNUAL MEETING INFORMATION

•
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3.

1. Election of Director:		For	Against	Abstain
	01 - Bryan K. Guderian	☐	☐	☐

					For Against Abstain			For	Against	Abstain
2.	Ratify the selection of Ernst & Young LLP as independent registered public accounting firm for 2013.				☐ ☐ ☐	3.	Advisory vote on executive compensation.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01MPJC

Annual General Meeting of Shareholders

May 7, 2013

8:30 a.m. Central daylight time

One Williams Center

26th Floor Board Room

Tulsa, Oklahoma 74172

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — APCO OIL AND GAS INTERNATIONAL INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS - May 7, 2013

The undersigned shareholder of Apco Oil and Gas International Inc. hereby appoints THOMAS BUENO, RALPH A. HILL, and AMY FLAKNE jointly and severally with full power of substitution, as proxies to represent and vote all of the ordinary shares the undersigned is entitled to vote at the annual general meeting of shareholders of Apco Oil and Gas International Inc. to be held on May 7, 2013, and at any and all adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxy cannot be voted unless you sign, date, and return this card.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS INDICATED. IF NO VOTING DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3, AND, IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON May 7, 2013. The annual report, notice of annual general meeting of shareholders, and proxy statement are available at http://www.proxydocs.com/apco.

(Continued and to be marked, dated and signed, on the other side)